UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Commission file number 000-28496

________________________

                 APRIL 30, 2002 (APRIL 29, 2002)
Date of Report (Date of earliest event reported)

Community Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Tennessee	62-1626938
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

401 Church Street, Suite 200
Nashville, Tennessee 37219-2213
 (Address of principal executive offices including zip code)

(615) 271-2000
 (Registrant's telephone number, including area code)
________________________

Special Cautionary Notice Regarding Forward-Looking Statements

    Certain of the statements contained herein that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Actual results may differ materially from those included in the forward-looking statements. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "may increase," "may fluctuate," and similar expressions or future or conditional verbs such as "will," "would," and "could." These forward-looking statements involve risks and uncertainties including but not limited to global economic conditions, the satisfaction of all conditions precedent to the acquisition of Community Financial Group, Inc. by Synovus Financial Corporation (including shareholder and various regulatory approvals) and the performance of Synovus's businesses following the pending acquisition of Community Financial Group. Additional factors that could cause actual results to differ materially from those contemplated herein can be found in Synovus' and Community Financial Group's other filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Item 5. Other Events

    On April 29, 2002, Community Financial Group, Inc. and Synovus Financial Corporation announced that they have entered into a Definitive Merger Agreement pursuant to which Community Financial Group will merge with and into Synovus. Based upon the average closing price of Synovus stock on the 15 trading days prior to closing the transaction, Community Financial Group shareholders will receive for each of their shares, either: .969 shares of Synovus stock, if the average Synovus stock price is equal to or less than $26.83; or .860 shares of Synovus stock if the average Synovus stock price is equal to or greater than $30.25; or an exchange ratio equal to $26.00 divided by the average Synovus stock price, if the average Synovus stock price is between $26.83 and $30.25.

Item 7. Exhibits

            (c)    Exhibits

                    Exhibit No.

                        99.01        Press Release, dated April 29, 2002

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY FINANCIAL GROUP, INC.
                             Registrant

April 30, 2002	By: /s/ J. HUNTER ATKINS
J. Hunter Atkins
President and Chief Executive Officer

Exhibit 99.01

Press Release Dated April 29, 2002

For Immediate Release

Contact            Rob Ward                        Patrick A. Reynolds                    Attilio F. Galli
                        Media Relations                Investor Relations                       Chief Financial Officer
                        Synovus                            Synovus                                     Community Financial Group
                        (706) 649-2531                (706) 649-4973                        (615) 271-2010

Synovus to Acquire Community Financial Group, Inc.
 The company's first acquisition in the State of Tennessee

   Columbus, Ga., April 29, 2002 - Synovus (NYSE - "SNV"), the Columbus, Georgia based financial services company and Community Financial Group, Inc. (NASDAQ - "CFGI") of Nashville, Tennessee, today announced the execution of a definitive agreement to merge the $490 million asset Community Financial Group into Synovus. Community Financial Group is a bank holding company and the parent company of The Bank of Nashville, headquartered in Nashville, Tennessee.

   Commenting on the announcement, James H. Blanchard, Chairman of the Board of Synovus stated, "We are extremely pleased to welcome The Bank of Nashville into the Synovus family of companies. By joining forces with the truly outstanding team at The Bank of Nashville, Synovus has not only added another strong banking organization to our roster, but we have also added a fifth southeastern state to our footprint."

   J. Hunter Atkins, President and CEO of Community Financial Group stated, "We are delighted to be joining the Synovus family. We expect for our shareholders, customers and employees positive results through this affiliation. Our customers will enjoy on a local level an even wider array of products and services, and our employees will be joining a holding company which this January was recognized by FORTUNE Magazine as the fifth best company to work for in the entire United States."

   Based upon the average closing price of Synovus stock on the 15 trading days prior to closing this transaction, Community Financial Group shareholders will receive for each of their shares, either: ..969 shares of Synovus stock, if the average Synovus stock price is equal to or less than $26.83; or .860 shares of Synovus stock if the average Synovus stock price is equal to or greater than $30.25; or an exchange ratio equal to $26.00 divided by the average Synovus stock price, if the average Synovus stock price is between $26.83 and $30.25.

--more--

Synovus to Acquire Community Financial Group, Inc./pg. 2

   The Bank of Nashville operates five full service banking and financial centers in Davidson, Williamson and Sumner counties in Tennessee, and recently announced the future addition of a sixth location. The Bank of Nashville is Synovus' first acquisition in the State of Tennessee and will operate under its existing name, management team and local board of directors. As of March 31, 2002, Community Financial Group, Inc. had total assets of $490.1 million, deposits of $358.2 million and loans of $341.2 million.

   Synovus (NYSE: "SNV") is a diverse financial services holding company with more than $16.7 billion in assets based in Columbus, Ga. Synovus provides integrated financial services including banking, financial management, insurance, mortgage and leasing services through 38 affiliate banks and other Synovus offices in Georgia, Alabama, South Carolina and Florida; and electronic payment processing through an 81.1-percent stake in TSYS (NYSE: "TSS"), the world's largest third-party processor of international payments. Synovus is No. 5 on FORTUNE magazine's list of "The 100 Best Companies To Work For" in 2002. See Synovus on the Web at www.synovus.com.

    This press release contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. "Forward-looking" statements contained in this press release include the intent, belief or current expectations of Synovus and/or Community Financial Group, Inc. with respect to the benefits from the merger, as well as the assumptions upon which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those contemplated by the forward-looking statements in this press release include, but are not limited to, our cost savings from the merger being less than we expect or we are unable to achieve these costs savings as soon as we expect, we lose more deposits, customers or business than we expect, competition in the banking industry increases significantly, legislative or regulatory changes occur which adversely affect our business and general economic or business conditions are worse than we expect. Additional factors that could cause actual results to differ materially from those contemplated in this press release can be found in Synovus' and Community Financial Group, Inc.'s filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

ENDIT